SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2006

724 Solutions Inc.

(Exact Name of Registrant as Specified in Charter)

Canada	000-31146	Inapplicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

1221 State Street, Suite 200, Santa Barbara, CA 93101

(Address of principal executive offices)

Registrant’s telephone number, including area code: (805) 884-8308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On May 10, 2006, 724 Solutions Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

99.1      Press Release, dated May 10, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.

	By:	/s/ Stephen Morrison

	Name:	Stephen Morrison
	Title:	Chief Financial Officer and
Senior Vice President, Corporate Services
Dated: May 10, 2006

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